                                                                   EXHIBIT 10.27

                         EXTENSION TO TOLLING AGREEMENT

WHEREAS, Symbol Technologies, Inc. ("Symbol") and Tomo Razmilovic ("Razmilovic") entered into an Employment Agreement dated February 14, 2002, and a Separation, Release, and Non-Disclosure Agreement that was fully executed on February 27, 2002 (the "2002 Agreements");

WHEREAS, Symbol and Razmilovic entered into a tolling agreement dated May 6, 2003 ("Tolling Agreement");

WHEREAS, Symbol and Razmilovic have agreed to extend the effective dates of the Tolling Agreement (the "Extension");

WHEREAS, Symbol and Razmilovic, in consideration of the mutual promises, covenants and agreements set forth in the Tolling Agreement and in this Extension, the sufficiency of which is hereby acknowledged, agree as follows:

1.  The terms and provisions of the Tolling Agreement are incorporated herein.

2. The Termination Date of the Tolling Agreement shall be extended to and include December 31, 2004.

3. This Extension may be executed in one or more counterparts, each of which shall be deemed an original but also which together shall constitute one and the same instrument.

DATED: March 18, 2004

                                                   /s/ TOMO RAZMILOVIC
                                          --------------------------------------
                                                     Tomo Razmilovic

                                          PIPER RUDNICK

                                                   /s/ DAVID E. NECHMAN
                                          --------------------------------------
                                                     David E. Nechman

                                          1251 Avenue of the Americas
                                          New York, New York 10020
                                          Tel: (212) 835-6074
                                          Attorneys for Tomo Razmilovic
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Extension of Tolling Agreement
Page 2 of 2

                                          SYMBOL TECHNOLOGIES, INC.

                                                      /s/ PETER LIEB
                                          --------------------------------------
                                                        Peter Lieb

                                          Senior Vice President and General
                                          Counsel
                                          Symbol Technologies -- Corporate
                                          Headquarters
                                          One Symbol Plaza
                                          New York, New York 11742-1300
                                          Tel: (631) 738-2400

                                          SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

                                                  /s/ ANDREW J. LEVANDER
                                          --------------------------------------
                                                    Andrew J. Levander

                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, New York 10174
                                          Tel: (212) 973-0111

                                          Attorneys for Symbol Technologies,
                                          Inc.

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